                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                --------------



                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:    April 23, 1998
(Date of earliest event reported)


                        MORTGAGE CAPITAL FUNDING, INC.
                        ------------------------------
                                   (SPONSOR)
 (Issuer in Respect of Multifamily/Commercial Mortgage Series Series 1998-MC1)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 Delaware                           333-24489               13-3408716
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(STATE OR OTHER JURIS-             (COMMISSION            (I.R.S. EMPLOYER
DICTION OF ORGANIZATION)            FILE NOS.)            IDENTIFICATION NO.)


399 Park Avenue, New York, New York                    10043
-----------------------------------                    -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


Registrant's Telephone Number, including area code (212) 559-6899
                                                   --------------


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(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
          REPORT.)


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Item 5.        Other Events.

                        MORTGAGE CAPTIAL FUNDING, INC.
          Multifamily/Commercial Mortgage Pass-Through Certificates,
                                Series 1998-MC1
                ----------------------------------------------

      Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Citibank, N.A. and Goldman, Sachs & Co. that are required to be filed pursuant to such letters.

                                 EXHIBIT INDEX


Exhibit No.                                                          Page No.
-----------                                                          --------
      I Computational Materials/Collateral Term Sheets prepared by Citibank, N.A. and
               Goldman, Sachs & Co.





                                      3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      MORTGAGE CAPITAL FUNDING, INC.
      (Registrant)

      By: /s/ Richard L. Jarocki, Jr.
          -------------------------------
          Richard L. Jarocki, Jr.
          President


Dated: April 23, 1998



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